                                                                     EXHIBIT 21
                                                                     Page 1 of 6

                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------

                                                                                         State in which
                                                                                     Incorporated or Country
Name of Company                                                                        in which Organized
---------------                                                                        ------------------
Alexandril S.A.                                                                          Uruguay
Arkay Pty Limited                                                                        Australia
Asia Pioneer Co., Ltd.                                                                   Hong Kong
Baser Kimya Sanayii Ve Ticaret Anonim Sirketi                                            Turkiye
Baser Turketim Pazarlama Ve Ticaret Anonim Sirketi                                       Turkiye
Bella, S.A.                                                                              France
Camelot Investments Co. Ltd.                                                             India
Chemtech (BVI) Co. Ltd                                                                   British Virgin Islands
Chet (Chemicals) (Proprietary) Limited                                                   South Africa
CKS, Inc.                                                                                Delaware
Cleaning Dimensions, Inc.                                                                Delaware
Colgalive, S.A.                                                                          Dominica Republic
Colgate (BVI) Limited                                                                    British Virgin Islands
Colgate (Guangzhou) Co. Ltd.                                                             China
Colgate (U.K.) Limited                                                                   United Kingdom
Colgate Flavors and Fragrances, Inc.                                                     Delaware
Colgate Holdings Limited                                                                 United Kingdom
Colgate, Inc.                                                                            Delaware
Colgate Music Direct                                                                     Delaware
Colgate Oral Pharmaceuticals, Inc.                                                       Delaware
Colgate Sports Foundation, Inc.                                                          The Philippines
Colgate Venture Company, Inc.                                                            Delaware
Colgate-Palmolive                                                                        France
Colgate-Palmolive & Cia                                                                  Colombia
Colgate-Palmolive A.B.                                                                   Sweden
Colgate-Palmolive A.G.                                                                   Switzerland
Colgate-Palmolive Adria d.o.o.                                                           Slovenia
Colgate-Palmolive (America), Inc.                                                        Delaware
Colgate-Palmolive A/S                                                                    Denmark
Colgate-Palmolive Belgium S.A.                                                           Belgium
Colgate-Palmolive Beteiligungsverwaltungs mbH                                            Germany
Colgate-Palmolive (B) Sdn. Bhd.                                                          Brunei
Colgate-Palmolive (Blantyre) Limited                                                     Malawi
Colgate-Palmolive Bolivia, Ltda                                                          Bolivia
Colgate-Palmolive (Borzesti) SRL                                                         Romania
Colgate-Palmolive (Botswana) (Proprietary) Ltd                                           Botswana
Colgate-Palmolive (Bulgaria) Ltd                                                         Bulgaria
Colgate-Palmolive (C.A.) Inc. y Compania Limitada                                        Guatemala
Colgate-Palmolive Cameroun S.A.                                                          Cameroon
Colgate-Palmolive Canada, Inc.                                                           Canada


                                                                      EXHIBIT 21
                                                                     Page 2 of 6

                                                                                     State in which
                                                                                  Incorporated or Country
Name of Company                                                                    in which Organized
---------------                                                                    ------------------
Colgate-Palmolive (Caribbean), Inc.                                                      Delaware
Colgate-Palmolive (Central America), Inc.                                                Delaware
Colgate-Palmolive Central European Management Inc.                                       Delaware
Colgate-Palmolive (Centro America) S.A.                                                  Guatemala
Colgate-Palmolive (Ceylon) Limited                                                       Sri Lanka
Colgate-Palmolive Charitable Foundation                                                  Delaware
Colgate-Palmolive Chile S.A.                                                             Chile
Colgate-Palmolive, Cia.                                                                  Delaware
Colgate-Palmolive Co. (Jamaica) Ltd.                                                     Jamaica
Colgate-Palmolive Compania Anonima                                                       Venezuela
Colgate-Palmolive Company, Distr.                                                        Puerto Rico
Colgate-Palmolive (Costa Rica), S.A.                                                     Costa Rica
Colgate-Palmolive Cote d'Ivoire, S.A.                                                    Ivory Coast
Colgate-Palmolive Czech Republic spol. s.r.o.                                            Czechoslovakia
Colgate-Palmolive de Paraguay, S.A.                                                      Paraguay
Colgate-Palmolive de Puerto Rico, Inc.                                                   Delaware
Colgate-Palmolive del Ecuador, S.A.                                                      Ecuador
Colgate-Palmolive del Peru (Delaware) Inc.                                               Delaware
Colgate-Palmolive Deutschland Holding GmbH                                               Germany
Colgate-Palmolive Development Corp.                                                      Delaware
Colgate-Palmolive Distribution Co. (Pty) Ltd                                             Botswana
Colgate-Palmolive (Dominica), Inc.                                                       Delaware
Colgate-Palmolive (Dominican Republic), Inc.                                             Delaware
Colgate-Palmolive (East Africa) Limited                                                  Kenya
Colgate-Palmolive (Eastern) Pte. Ltd                                                     Singapore
Colgate-Palmolive (Egypt) S.A.E.                                                         Egypt
Colgate-Palmolive Enterprises, Inc.                                                      Delaware
Colgate-Palmolive Espana, S.A                                                            Spain
Colgate-Palmolive Europe S.A.                                                            Belgium
Colgate-Palmolive (Far East) Sdn Bhd                                                     Malaysia
Colgate-Palmolive (Fiji) Limited                                                         Fiji Islands
Colgate-Palmolive (Finance) (Pty) Limited                                                South Africa
Colgate-Palmolive G.m.b.H.                                                               Germany
Colgate-Palmolive (Gabon) S.A.                                                           Gabon
Colgate-Palmolive Gesellschaft G.m.b.H.                                                  Austria
Colgate-Palmolive Global Trading Company                                                 Delaware
Colgate-Palmolive (Gulf States) Ltd.                                                     British Virgin Islands
Colgate-Palmolive (Guyana) Ltd                                                           Guyana
Colgate-Palmolive (H.K.) Limited                                                         Hong Kong
Colgate-Palmolive (Hellas) S.A. I.C.                                                     Greece
Colgate-Palmolive Holding Argentina S.A.                                                 Argentina
Colgate-Palmolive Holding Inc.                                                           Delaware
Colgate-Palmolive Hungary Trading Unlimited Partnership                                  Hungary
Colgate-Palmolive (Hungary) Manufacturing, Limited Liability Company                     Hungary

                                                                      EXHIBIT 21
                                                                     Page 3 of 6

                                                                                         State in which
                                                                                     Incorporated or Country
Name of Company                                                                        in which Organized
---------------                                                                        ------------------
Colgate-Palmolive, Inc.                                                                  Delaware
Colgate-Palmolive (India) Limited                                                        India
Colgate-Palmolive Industries (Private) Ltd                                               Zimbabwe
Colgate-Palmolive International Incorporated                                             Delaware
Colgate-Palmolive Investment Co., Inc.                                                   Delaware
Colgate-Palmolive Investments (BVI) Ltd.                                                 British Virgin Islands
Colgate-Palmolive Investments, Inc.                                                      Delaware
Colgate-Palmolive Investments (PNG) Pty Ltd                                              Papua New Guinea
Colgate-Palmolive Italia S.r.l.                                                          Italy
Colgate-Palmolive (Latvia) SIA                                                           Latvia
Colgate-Palmolive Limited                                                                New Zealand
Colgate-Palmolive, Ltda                                                                  Brazil
Colgate-Palmolive (Malaysia) Sdn Bhd                                                     Malaysia
Colgate-Palmolive Manufacturing (Barbados) Limited                                       Barbados
Colgate-Palmolive (Marketing)  Sdn Bhd                                                   Malaysia
Colgate-Palmolive Mennen Limited                                                         United Kingdom
Colgate-Palmolive (Middle East Exports) Ltd.                                             British Virgin Islands
Colgate-Palmolive (Mocambique) Limitada                                                  Mozambique
Colgate-Palmolive Morocco                                                                Morocco
Colgate-Palmolive Nederland B.V.                                                         Netherlands
Colgate-Palmolive (Nepal) Private Limited                                                Nepal
Colgate-Palmolive (New York), Inc.                                                       Delaware
Colgate-Palmolive (Nigeria) Services Ltd.                                                Nigeria
Colgate-Palmolive NJ, Inc.                                                               New Jersey
Colgate-Palmolive Norge A/S                                                              Norway
Colgate-Palmolive Senegal (ex NSOA) S.A.                                                 Senegal
Colgate-Palmolive Participacoes e Investimentos Imobiliarios, S.A.                       Portugal
Colgate-Palmolive Philippines, Inc.                                                      The Philippines
Colgate-Palmolive Peru S.A.                                                              Peru
Colgate-Palmolive Papua New Guinea Pty Ltd                                               Papua New Guinea
Colgate-Palmolive (Poland) Sp. z 0.0.                                                    Poland
Colgate-Palmolive Pty Limited                                                            Australia
Colgate-Palmolive (Pty) Limited                                                          South Africa
Colgate-Palmolive (Research & Development), Inc.                                         Delaware
Colgate-Palmolive (Romania) SRL                                                          Romania
Colgate-Palmolive, S.A.                                                                  Portugal
Colgate-Palmolive, S.A. de C.V.                                                          Mexico
Colgate-Palmolive (Slovakia) sro                                                         Slovakia
Colgate-Palmolive Sociedad Anonima Industrial y Commercial                               Argentina
Colgate-Palmolive Son Hai Limited                                                        Vietnam
Colgate-Palmolive S.p.A.                                                                 Italy
Colgate-Palmolive SP                                                                     Ukraine
Colgate-Palmolive Support Services                                                       Ireland
Colgate-Palmolive Temizlik Urunleri Sanayi ve Ticart S.A.                                Turkiye
Colgate-Palmolive (Thailand) Ltd.                                                        Thailand
Colgate-Palmolive Transnational Inc.                                                     Delaware

                                                                      EXHIBIT 21
                                                                     Page 4 of 6

                                                                                   State in which
                                                                               Incorporated or Country
Name of Company                                                                  in which Organized
---------------                                                                  ------------------
Colgate-Palmolive (Uganda) Limited                                                       Uganda
Colgate-Palmolive (Ukraine) A/O                                                          Ukraine
Colgate-Palmolive (U.K.) Limited                                                         United Kingdom
Colgate-Palmolive (Zambia) Inc.                                                          Delaware
Colgate-Palmolive (Zimbabwe), Inc.                                                       Delaware
Colgate-Palmolive (Zimbabwe) (Private) Limited                                           Zimbabwe
Consumer Viewpoint Center, Inc.                                                          New Jersey
Cosmeticos Grasse Ltda.                                                                  Chile
Cotelle S.A.                                                                             France
CP Adina S.A.                                                                            Colombia
CP Australia Employee Share Scheme Pty Limited                                           Australia
CP Super Management Pty Ltd                                                              Australia
CPC Funding Company                                                                      Delaware
CPIF Venture, Inc.                                                                       Delaware
Delpha, S.A.                                                                             France
Dental Pack Industria E Comercio Ltda                                                    Brazil
Dentatech (BVI) Co. Ltd                                                                  British Virgin Islands
DF Soap Co.                                                                              Delaware
DFW Co.                                                                                  Cayman Islands
Dimac Development Corp.                                                                  Delaware
Direct Development, Inc.                                                                 Massachusetts
Dominica Coconut Products Limited                                                        Dominica
EKIB, Inc.                                                                               Delaware
ELM Company Limited                                                                      Bermuda
Empresa de Maquilas, S.A. de C.V.                                                        Mexico
Estrellas Colgate                                                                        Mexico
Fundacion Colgate-Palmolive Dominicana, N/A, Inc.                                        Dominican Republic
Gamma Development Company Limited                                                        Thailand
Global Trading and Supply Company                                                        Delaware
Hamol B.V.                                                                               Netherlands
Hamol, Ltd                                                                               Delaware
Hawley & Hazel (BVI) Company Ltd                                                         British Virgin Islands
Hawley & Hazel (Malaysia) Sdn Bhd                                                        Malaysia
Hawley & Hazel Chemical Co. (H.K.) Ltd.                                                  Hong Kong
Hawley & Hazel Chemical Co. Singapore (Pte.) Ltd.                                        Singapore
Hawley & Hazel Chemical Company (Zhongshou) Limited                                      China
Hawley & Hazel Chemical (Taiwan) Corporation Ltd.                                        Taiwan
Hawley & Hazel China Investment Limited                                                  China
Hawley & Hazel Investment Co., Ltd.                                                      Hong Kong
Hawley & Hazel Investment Co. (H.K.) Ltd                                                 Hong Kong
Hawley & Hazel Taiwan Corporation                                                        Taiwan
Herrick International Limited                                                            British Virgin Islands
Hill's Funding Company                                                                   Delaware
Hill's Pet Nutrition B.V.                                                                Netherlands
Hill's International Sales FSC B.V.                                                      Netherlands
Hill's Pet Nutrition Canada Inc.                                                         Canada
Hill's Pet Nutrition de Argentina, S.A.                                                  Argentina

                                                                     EXHIBIT 21
                                                                     Page 5 of 6

                                                                                         State in which
                                                                                     Incorporated or Country
Name of Company                                                                        in which Organized
---------------                                                                        ------------------
Hill's Pet Nutrition de Puerto Rico, Inc.                                                Puerto Rico
Hill's Pet Nutrition Espana, S.L.                                                        Spain
Hill's Pet Nutrition GmbH                                                                Germany
Hill's Pet Nutrition, Inc.                                                               Delaware
Hill's Pet Nutrition Ltd.                                                                United Kingdom
Hill,s Pet Nutrition Manufacturing, B.V.                                                 Netherlands
Hill's Pet Nutrition Pty Limited                                                         Australia
Hill's Pet Nutrition Sales, Inc.                                                         Delaware
Hill's Pet Products (Benelux) S.A.                                                       Belgium
Hill's Pet Products de Mexico, S.A. de C.V.                                              Mexico
Hill,s Pet Nutrition (NZ) Limited                                                        New Zealand
Hill,s Pet Nutrition Manufacturing, B.V.                                                 Netherlands
Hill's Pet Nutrition S.p.A.                                                              Italy
Hill's Pet Nutrition SNC                                                                 France
Hill's Pet Products, Inc.                                                                Delaware
Hill's-Colgate (Japan) Ltd.                                                              Japan
HL Soap Co.                                                                              Delaware
HLP Co.                                                                                  Cayman Islands
Hopro Liquidating Corp.                                                                  Ohio
Hygiene Systems et Services S.A.                                                         Tunisia
Industrial Jabonera Ecuatoriana S.A.                                                     Ecuador
Industrias Quimicas Associadas Multiquim, S.A.                                           Ecuador
Inmobiliara Hills, S.A. de C.V.                                                          Mexico
Innovacion Creativa, S.A. de C.V.                                                        Mexico
Inter-Hamol, S.A.                                                                        Luxembourg
Jigs Investments, Ltd.                                                                   India
JG Soap Co.                                                                              Delaware
JGP Co.                                                                                  Cayman Islands
JPK Co.                                                                                  Cayman Islands
JP Soap Co.                                                                              Delaware
Kolynos Corporation                                                                      Delaware
Kolynos do Brasil Ltda                                                                   Brazil
Lournay Sales, Inc.                                                                      Delaware
Mennen de Chile, Ltd.                                                                    Delaware
Mennen de Nicaragua, S.A.                                                                Delaware
Mennen Guatemala, S.A.                                                                   Guatemala
Mennen Interamerica Limited                                                              Delaware
Mennen Investments Inc.                                                                  Delaware
Mennen Limited                                                                           Delaware
Mennen Products (Pty) Ltd                                                                South Africa
Mennen South Africa, Ltd                                                                 Delaware
Mission Hill's Property Corporation                                                      Delaware
Mission Hills, S.A. de C.V.                                                              Mexico
Multimint Leasing & Finance Ltd.                                                         India
Newgrange Financial Services Company                                                     Ireland
New Science, Inc.                                                                        Delaware
Norwood International Incorporated                                                       Delaware

                                                                      EXHIBIT 21
                                                                     Page 6 of 6

                                                                                         State in which
                                                                                     Incorporated or Country
Name of Company                                                                        in which Organized
---------------                                                                        ------------------
ODOL Sociedad Anonima Industrial y Commercial                                            Argentina
Olive Music Publishing Corporation                                                       Delaware
Oraltech Company, Limited                                                                British Virgin Islands
Palmolive (Guangzhou) Co. Ltd.                                                           China
Paramount Research, Inc.                                                                 Delaware
Passion Trading & Investment Co., Ltd.                                                   India
Penny, LLC                                                                               Delaware
Pet Chemicals Inc.                                                                       Florida
Polyana S.A.                                                                             Uruguay
Princess House de Mexico, S.A. de C.V.                                                   Mexico
Productors Halogenados Copalven, C.A.                                                    Venezuela
P.T. Colgate-Palmolive Indonesia                                                         Indonesia
P.T. Hawley & Hazel Indonesia                                                            Indonesia
Purity Holding Company                                                                   Delaware
Purity Music Publishing Corporation                                                      Delaware
Puterang Sdn Bhd                                                                         Malaysia
Refresh Company Limited                                                                  Dominica
SDBX, Inc.                                                                               Delaware
Samuel Taylor Holdings B.V.                                                              Netherlands
Siam Purity Distribution Co. Ltd.                                                        Thailand
Siam Regal Co., Inc.                                                                     Thailand
Societe Generale de Negoce et de Services S.A.                                           Tunisia
Societe Industriale de Bourbon, S.I.B.                                                   Reunion
Softsoap Enterprises, Inc.                                                               Massachusetts
Somerset Collections Inc.                                                                Massachusetts
Southhampton-Hamilton Company                                                            Delaware
The Lournay Company, Inc.                                                                Delaware
The Murphy-Phoenix Company                                                               Ohio
VCA, Inc.                                                                                Delaware
Veterinary Companies of America, Inc.                                                    Delaware
Village Bath Products, Inc.                                                              Minnesota
Vipont Pharmaceutical, Inc.                                                              Delaware
XEB, Inc                                                                                 New Jersey
ZAO Colgate-Palmolive (Russia)                                                           Russia